Exhibit 99.1

Lyft Announces Date of First Quarter 2020 Results Conference Call and Withdraws Full-Year 2020 Guidance

SAN FRANCISCO, CA, April 21, 2020 — Lyft, Inc. (Nasdaq:LYFT) (the “Company” or “Lyft”), today announced that it will release financial results for its first quarter ended March 31, 2020 after the close of the market on Wednesday, May 6, 2020.

On the same day, Lyft will host a conference call at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss these financial results and business highlights. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investor.lyft.com/. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.

Lyft will provide an update on the impact of COVID-19 on its financial performance for the quarter ended March 31, 2020 on this quarter’s conference call. The pandemic began to have a negative impact on business trends, including ride volumes, in mid-March, which has continued into April. On May 6, Lyft will provide an update on current business trends and the Company’s response to COVID-19. This update will include detailed actions the Company is taking to strengthen its financial position, improve its cost structure, and support drivers and riders on the Lyft platform. In light of the evolving and unpredictable effects of COVID-19, Lyft is currently not in a position to forecast the expected impact of COVID-19 on its financial and operating results for the remainder of 2020. As a result, Lyft is withdrawing the annual revenue and adjusted EBITDA guidance it provided on February 11, 2020 for the fiscal year ending December 31, 2020.

Disclosure Information

Lyft announces material information to the public about Lyft, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website (investor.lyft.com), its blog (blog.lyft.com) and its Twitter account (@lyft) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Lyft’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Lyft’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding Lyft’s future financial and operating performance, including the effect of the COVID-19 pandemic and related impact on Lyft’s business. Lyft’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the impact of the COVID-19 pandemic on our business and operations, including business and government responses thereto, and risks regarding our ability to forecast our performance due to our limited operating history and the COVID-19 pandemic. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Lyft’s filings with the Securities and Exchange Commission (“SEC”), including Lyft’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC. The forward-looking statements in this release are based on information available to Lyft as of the date hereof, and Lyft disclaims any obligation to update any forward-looking statements, except as required by law.

About Lyft

Lyft was founded in 2012 and is one of the largest transportation networks in the United States and Canada. As the world shifts away from car ownership to transportation-as-a-service, Lyft is at the forefront of this massive societal change. Our transportation network brings together rideshare, bikes, scooters, car rentals and transit all in one app. We are singularly driven by our mission: to improve people’s lives with the world’s best transportation.

Contacts

Shawn Woodhull

investor@lyft.com

Adrian Durbin / Alexandra LaManna

press@lyft.com